UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report: October 8, 2004
-------------------------------
(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   333-89322                 56-1950039
--------------------------------------------------------------------------------
      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina      28255
--------------------------------------------------------------------------------
          (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (704) 386-2400


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC ("BAS") on behalf of Bear Stearns & Co. Inc., ("Bear Stearns"), Goldman, Sachs & Co. ("Goldman Sachs") and Greenwich Capital Markets, Inc. ("Greenwich") and which are hereby filed pursuant to the Kidder Letter.

ITEM 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

                 99                 Computational Materials.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                    By:   /s/ Nidhi Kapila
                                          ----------------------------------
                                          Name:  Nidhi Kapila
                                          Title: Vice President

Date: October 8, 2004

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.     Description                                      Electronic (E)
-----------     -----------                                      --------------

     99         Computational Materials prepared by BAS, Bear          E
                Stearns, Goldman Sachs and Greenwich, in connection with Banc of America Commercial
                Mortgage Inc., Commercial Mortgage Pass-Through
                Certificates, Series 2004-4